UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 4, 2025, Xenon Pharmaceuticals Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, 72,075,729 of the Company’s common shares, or approximately 94.10% of the total common shares entitled to vote, were present or represented by proxies and voted on the following four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission and the securities commissions in British Columbia, Alberta and Ontario on or after April 24, 2025 (the “Proxy Statement”):

Proposal One – Election of Directors. The following nominees were elected as directors to serve until the 2026 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	For	Against	Broker Non-Votes
Dawn Svoronos	66,244,095	3,593,715	2,237,919
Gillian Cannon	68,942,319	895,491	2,237,919
Steven Gannon	69,048,114	789,696	2,237,919
Elizabeth Garofalo	68,942,869	894,941	2,237,919
Justin Gover	68,866,647	971,163	2,237,919
Patrick Machado	64,129,706	5,708,104	2,237,919
Ian Mortimer	69,082,169	755,641	2,237,919
Gary Patou	68,936,669	901,141	2,237,919

Proposal Two – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The compensation of the Company’s named executive officers, on an advisory basis, was approved as follows:

For	Against	Abstain	Broker Non-Votes
67,252,200	2,125,675	459,935	2,237,919

Proposal Three – Appointment of Auditor. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the ensuing year was approved as follows:

For	Withheld	Broker Non-Votes
72,041,362	34,367	0

Proposal Four – Remuneration of Auditor. The authority of the audit committee of the Board to set the remuneration of the auditor for the ensuing year was approved as follows:

For	Against	Abstain	Broker Non-Votes
72,040,092	24,835	10,802	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: June 5, 2025	By:	/s/ Sherry Aulin
Sherry Aulin
Chief Financial Officer